Exhibit 10.1

FIRST AMENDMENT TO RESTRUCTURING AGREEMENT

This FIRST AMENDMENT TO RESTRUCTURING AGREEMENT (this “FIRST Amendment”) is dated as of March 31, 2017 among Inventergy Global, Inc., a Delaware corporation (“Parent”), Inventergy, Inc. (“Owner”, and, collectively, the “Company”), DBD Credit Funding, LLC as collateral agent (the “Collateral Agent”), and the “Investors” listed on the signature pages hereto (the “Investors”), and amends that certain Restructuring Agreement between the Company, the Collateral Agent and the Investors dated as of December 22, 2016 (the “Agreement”). Capitalized terms used and not otherwise defined in this First Amendment shall have the meanings specified in the Agreement.

WHEREAS, all Required Approvals other than those under the Panasonic PPA and the Huawei PRAA have been obtained, and

WHEREAS, the Company and the Collateral Agent require additional time to complete the Required Approvals of Panasonic and Huawei.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. The Agreement shall be amended as follows:

Section 2.5.2 of the Agreement shall be amended and restated as follows: “Unless otherwise agreed by the Investors, the SPE Structure shall be in full force and effect, and all such the Required Approvals and other consents referenced in Section 2.5.1 shall have been secured, no later than April 30, 2017; provided, that if despite the Company’s having fully complied with Section 2.5.1, the Company has failed to secure such Required Approvals and other consents by April 30, 2017, such failure shall constitute an Event of Default, but shall not, in and of itself, constitute a Recourse Trigger.”

Section 2.9 of the Agreement shall be amended and restated as follows:

“2.9. Existing Agreement.

2.9.1.    Effective as of the Amendment Effective Date, Section 2.2.4.3 of the Existing Agreement is hereby amended and restated as follows:

“2.2.4.3 Amortization. Commencing on the earlier of (x) May 1, 2017 and (y) the Termination Date, the Company shall make monthly amortization payments on the Notes in an amount, as of the date of such payment, equal to (x) the then outstanding principal amount divided by (y) the number of months left until the Maturity Date. The amount of the monthly amortization payment shall be calculated by the Company, and provided to the Collateral Agent for review, initially prior to the first such payment and recalculated following any optional or mandatory prepayment”.

2.9.2.    Effective as of the Amendment Effective Date, Section 6.10 of the Existing Agreement is hereby amended and restated as follows:

“6.10 Minimum Liquidity. The Company shall maintain not less than (x) One Million Dollars ($1,000,000) in unrestricted cash and Cash Equivalents (“Liquidity”) from the Closing Date through November 1, 2015, (y) Two Hundred Thousand Dollars ($200,000) in Liquidity from March 1, 2016 through June 30, 2016, and (z) One Million Dollars ($1,000,000) in Liquidity from and after the earlier of (x) May 1, 2017 and (y) the Termination Date, in each case not including amounts on deposit in the Cash Collateral Account except to the extent the Company is entitled to such amounts and shall provide weekly certifications demonstrating the Company’s Liquidity. Commencing the Termination Date, such certifications demonstrating the Company’s Liquidity shall be provided by 5:00 p.m. PST on each Friday (or, if Friday is a bank holiday, on the immediately preceding day that is not a bank holiday), shall show Liquidity on that day and shall be accompanied by evidence satisfactory to the Collateral Agent.”

Section 6.2.2 of the Agreement shall be amended and restated as follows:

“The Company shall have obtained all of the Required Approvals, including shareholder consent to the assignment of the Patents, other than the Required Approvals under the Panasonic PPA and the Huawei PRAA on or before March 31, 2017, and shall have obtained the Required Approvals under the Panasonic PPA and the Huawei PRAA on or before April 30, 2017.”

Section 6.2.3 of the Agreement shall be amended and restated as follows:

“The Restructuring (including the contribution of the Patents to the SPE Structure) shall have been consummated on or before April 30, 2017.”

The last paragraph of Section 6.2 of the Agreement shall be amended to replace the phrase “March 31, 2017” with “April 30, 2017”.

Section 2. Effectiveness.

The effectiveness of this First Amendment is subject to:

1.   The receipt by the Collateral Agent of the following: (i) fully executed copies of this First Amendment and (ii) an officer’s certificate from an Authorized Officer of the Company certifying that the representations and warranties of the Company contained in this Agreement are true and correct as of the date hereof in all material respects, and that there exists no Default or Event of Default, after giving effect to this First Amendment; and

2.   The Company’s payment of all fees and expenses (including attorneys’ fees) to the extent invoiced on or before the date hereof (including, without limitation, reasonable fees and disbursements of Ropes & Gray LLP) incurred by the Collateral Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment and expenses that have accrued to date in connection with the consent and structuring process or otherwise owing under the Agreement; provided, that the Company agrees to promptly pay any additional such amounts invoiced following the effectiveness of the First Amendment.

3.   The receipt by the Collateral Agent of (i) evidence and certifications satisfactory to it that all shareholder approvals and other corporate authorizations necessary or advisable for the Restructuring (including the contribution of the Patents to the SPE Structure) shall have been obtained and shall remain in full force and effect and (ii) fully executed copies of all other Required Approvals, other than the Required Approvals under the Panasonic PPA and the Huawei PRAA.

Section 3. Miscellaneous. Except as specifically amended or waived above, the Agreement and the other Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Purchaser under the Agreement or any Document, nor constitute a waiver of any provision of the Agreement or any Document, except as specifically provided by this First Amendment. This First Amendment is a Document, and a part of the Agreement, for all purposes of the Agreement. This First Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this First Amendment are for reference only and shall not affect the construction of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

Investors:

CF DB EZ LLC

/s/ Constantine M. Dakolias
By: Constantine M. Dakolias
Title: President

Collateral Agent:

DBD Credit Funding LLC

/s/ Constantine M. Dakolias
By: Constantine M. Dakolias
Title: President

Company:

INVENTERGY GLOBAL, INC.

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO

INVENTERGY, INC.

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO

EON COMMUNICATIONS SYSTEMS, INC.

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO

INVENTERGY HOLDING, LLC

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO

INVENTERGY INNOVATIONS, LLC

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO

INVENTERGY IOT, LLC

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO

INVENTERGY LBS, LLC

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman & CEO